SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

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
[ X ]   PRELIMINARY PROXY STATEMENT



[  ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[  ]    DEFINITIVE PROXY STATEMENT



[  ]    DEFINITIVE ADDITIONAL MATERIALS



[  ]    SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12

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      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
            REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:


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
[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.


      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:


TREASURY
DOMESTIC
GOVERNMENT
MONEY MARKET
TREASURY ONLY
FUNDS OF
FIDELITY INSTITUTIONAL CASH PORTFOLIOS

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-843-3001
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Treasury, Domestic, Government, Money Market, and Treasury
Only (the funds), will be held at the office of Fidelity Institutional
Cash Portfolios, 82 Devonshire Street, Boston, Massachusetts 02109 on
December 17, 1997, at 9:45 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.  To elect a Board of Trustees.
2.  To ratify the selection of Coopers & Lybrand L.L.P. and Price
Waterhouse LLP as independent accountants of the trust.
3. To amend the Trust Instrument to provide dollar-based voting rights for shareholders of the trust.
4. To adopt a fundamental investment limitation concerning diversification for Treasury Only.
5. To amend the fundamental investment limitation concerning diversification for each of Treasury, Domestic, Government and Money
Market.
6. To adopt the standard limitation on commodities required under the Investment Company Act of 1940 for Treasury, Domestic, Government and
Money Market.

 The Board of Trustees has fixed the close of business on October 20, 1997 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
OCTOBER 20, 1997





YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY
SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO
INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN
IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF
MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE
ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER
HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC CORP.                       JOHN SMITH, TREASURER

 2)     ABC CORP.                       JOHN SMITH, TREASURER

        C/O JOHN SMITH, TREASURER

B. 1)   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS,
                                        TRUSTEE

 2)     ABC TRUST                       ANN B. COLLINS,
                                        TRUSTEE

 3)     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS,
                                        TRUSTEE

        U/T/D 12/28/78

C. 1)   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT

        F/B/O ANTHONY B. CRAFT, JR.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY, DOMESTIC,
GOVERNMENT, MONEY MARKET AND TREASURY ONLY
TO BE HELD ON DECEMBER 17, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Institutional Cash Portfolios (the trust) to be used at the Special Meeting of Shareholders of Treasury, Domestic, Government,
Money Market and Treasury Only (the funds) and at any adjournments thereof (the Meeting), to be held on December 17, 1997 at 9:45 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research
Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice.
The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about October 20, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, MANAGEMENT INFORMATION SERVICES CORP. (MIS)
[AND] D.F. KING & CO. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $______(Treasury), $______ (Domestic), $____
(Government), $______ Money Market, and $_______ (Treasury Only) respectively. The expenses in connection with preparing this Proxy
Statement and its enclosures and of all solicitations will be paid by the funds, provided the expenses do not exceed Class I's, Class II's, or Class III's expense cap (including 12b-1 fees) of 0.20% (0.18% for Money Market), 0.35% (0.33% for Money Market), and 0.45% (0.43% for
Money Market), respectively. Expenses exceeding each class's expense cap will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC) the funds' principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of FMR
Texas, Inc. (FMR Texas), subadviser to the funds, is 400 East Las
Colinas Boulevard, Irving, Texas 75039.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted
FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal.
Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F.
King & Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $______(Treasury), $______ (Domestic), $____
(Government), $______ (Money Market), and $_______ (Treasury Only) respectively, provided the expenses do not exceed Class I's, Class
II's, or Class III's expense cap (including 12b-1 fees) of 0.20%
(0.18% for Money Market), 0.35% (0.33% for Money Market), and 0.45%
(0.43% for Money Market), respectively. Expenses exceeding each class's expense cap will be paid by FMR. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each fund of the trust issued and outstanding as of August 31, 1997 are indicated in the following table:
 Treasury - Class I ________
 Treasury - Class II ________
 Treasury - Class III ________
 Domestic - Class I ________
 Domestic - Class II ________
 Domestic - Class III ________
 Government - Class I ________
 Government - Class II ________
 Government - Class III ________
 Money Market - Class I ________
 Money Market - Class II ________
 Money Market- Class III ________
 Treasury Only - Class I ________
 Treasury Only - Class II ________
 Treasury Only- Class III ________

As of August 31, 1997, the nominees and officers of the trust owned, in the aggregate, less than __% of the funds' outstanding shares.

[FMR has advised the trust that for Proposals [LIST ALL APPLICABLE
PROPOSALS] contained in this Proxy Statement, it will vote its shares at the Meeting [FOR each Proposal.] To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund[s] on that date.]

Shareholders of record at the close of business on October 20, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
MAY 31, 1997 CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1 AND A PLURALITY OF ALL VOTES OF THE
APPROPRIATE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL
2.  APPROVAL OF PROPOSAL 3 REQUIRES THE AFFIRMATIVE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF BOTH THE TRUST AND
OF EACH FUND OF THE TRUST AND OF EACH CLASS OF A FUND.  APPROVAL OF
PROPOSALS 4 THROUGH 6 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF
THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS.  UNDER
THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE
VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT
AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50%
OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY
PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES.
BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following tables summarize the proposals applicable to each fund.
PROPOSAL #   PROPOSAL DESCRIPTION               APPLICABLE FUND(S)

 1.          TO ELECT AS TRUSTEES THE 12        TREASURY
             NOMINEES PRESENTED IN PROPOSAL     DOMESTIC
             1.                                 GOVERNMENT
                                                MONEY MARKET
                                                TREASURY ONLY

 2.          TO RATIFY THE SELECTION OF         TREASURY
             COOPERS & LYBRAND L.L.P. AND       DOMESTIC
             PRICE WATERHOUSE LLP AS            GOVERNMENT
             INDEPENDENT ACCOUNTANTS OF THE     MONEY MARKET
             TRUST.                             TREASURY ONLY

 3.          TO AMEND THE TRUST INSTRUMENT      TREASURY
             TO PROVIDE VOTING RIGHTS BASED     DOMESTIC
             ON A SHAREHOLDER'S TOTAL DOLLAR    GOVERNMENT
             INVESTMENT IN A FUND, RATHER       MONEY MARKET
             THAN ON THE NUMBER OF SHARES       TREASURY ONLY
             OWNED.

 4.          DIVERSIFICATION: TO ADOPT A        TREASURY ONLY
             FUNDAMENTAL LIMITATION
             CONCERNING DIVERSIFICATION.

 5.          DIVERSIFICATION: TO AMEND THE      TREASURY
             FUNDAMENTAL LIMITATION             DOMESTIC
             CONCERNING DIVERSIFICATION.        GOVERNMENT
                                                MONEY MARKET

ADOPTION OF STANDARDIZED INVESTMENT LIMITATION

 6.   PHYSICAL COMMODITIES:  TO           TREASURY
      ADOPT THE STANDARD LIMITATION ON    DOMESTIC
      COMMODITIES REQUIRED UNDER THE      GOVERNMENT
      INVESTMENT COMPANY ACT OF           MONEY MARKET
      1940 ACT

1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the
Trust.  Pursuant to the provisions of the Trust Instrument of Fidelity
Institutional Cash Portfolios, the Trustees have determined that the number of Trustees shall be fixed at twelve.  It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert C. Pozen, all nominees named below are currently
Trustees of  Fidelity Institutional Cash Portfolios and have served in that capacity continuously since originally elected or appointed.
Phyllis Burke Davis, Marvin L. Mann,  William O. McCoy and Robert M.
Gates, were selected by the trust's Nominating and Administration
Committee (see page __ ) and were appointed to the Board in December
1992, November 1993, December 1996, and March 1997, respectively.
None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston,
Massachusetts 02109, and the business address of all other nominees is
Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.
Except for Messrs. Gates, McCoy, and Pozen, each of the nominees is currently a Trustee or General Partner, as the case may be, of____
registered investment companies (trusts or partnerships) advised by
FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General
Partner, as the case may be, of_____ registered investment companies
(trusts or partnerships) advised by FMR.  Mr. Pozen is currently a
Trustee or General Partner, as the case may be, of __ registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
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
NOMINEE                 PRINCIPAL OCCUPATION **                   YEAR OF
(AGE)                                                             ELECTION OR
                                                                  APPOINTMENT

RALPH F. COX            PRESIDENT OF RABAR ENTERPRISES            1991
                        (MANAGEMENT
                        CONSULTING-ENGINEERING INDUSTRY,
 (65)                   1994).  PRIOR TO FEBRUARY 1994, HE
                        WAS PRESIDENT OF GREENHILL
                        PETROLEUM CORPORATION (PETROLEUM
                        EXPLORATION AND PRODUCTION). UNTIL
                        MARCH 1990, MR. COX WAS PRESIDENT
                        AND CHIEF OPERATING OFFICER OF
                        UNION PACIFIC RESOURCES COMPANY
                        (EXPLORATION AND PRODUCTION). HE IS
                        A DIRECTOR OF USA WASTE SERVICES,
                        INC. (NON-HAZARDOUS WASTE, 1993),
                        CH2M HILL COMPANIES
                        (ENGINEERING), RIO GRANDE, INC. (OIL
                        AND GAS PRODUCTION), AND DANIEL
                        INDUSTRIES (PETROLEUM MEASUREMENT
                        EQUIPMENT MANUFACTURER). IN
                        ADDITION, HE IS A MEMBER OF
                        ADVISORY BOARDS OF TEXAS A&M
                        UNIVERSITY AND THE UNIVERSITY OF
                        TEXAS AT AUSTIN.

PHYLLIS BURKE DAVIS     PRIOR TO HER RETIREMENT IN                1992
                        SEPTEMBER 1991, MRS. DAVIS WAS
                        THE SENIOR VICE PRESIDENT OF
 (65)                   CORPORATE AFFAIRS OF AVON PRODUCTS,
                        INC. SHE IS CURRENTLY A DIRECTOR OF
                        BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), EATON
                        CORPORATION (MANUFACTURING, 1991),
                        AND THE TJX COMPANIES, INC. (RETAIL
                        STORES), AND PREVIOUSLY SERVED AS A
                        DIRECTOR OF HALLMARK CARDS, INC.
                        (1985-1991) AND NABISCO BRANDS,
                        INC. IN ADDITION, SHE IS A MEMBER OF
                        THE PRESIDENT'S ADVISORY COUNCIL OF
                        THE UNIVERSITY OF VERMONT SCHOOL
                        OF BUSINESS ADMINISTRATION.

ROBERT M. GATES         CONSULTANT, AUTHOR, AND LECTURER          1997
                        (1993). MR. GATES WAS DIRECTOR OF
                        THE CENTRAL INTELLIGENCE AGENCY
 (54)                   (CIA) FROM 1991-1993. FROM 1989
                        TO 1991, MR. GATES SERVED AS
                        ASSISTANT TO THE PRESIDENT OF THE
                        UNITED STATES AND DEPUTY NATIONAL
                        SECURITY ADVISOR. MR. GATES IS
                        CURRENTLY A TRUSTEE FOR THE FORUM
                        FOR INTERNATIONAL POLICY, A BOARD
                        MEMBER FOR THE VIRGINIA
                        NEUROLOGICAL INSTITUTE, AND A SENIOR
                        ADVISOR OF THE HARVARD JOURNAL OF
                        WORLD AFFAIRS. IN ADDITION, MR. GATES
                        ALSO SERVES AS A MEMBER OF THE
                        CORPORATE BOARD FOR LUCASVARITY
                        PLC (AUTOMOTIVE COMPONENTS AND
                        DIESEL ENGINES), CHARLES STARK
                        DRAPER LABORATORY (NON-PROFIT),
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING), AND TRW INC.
                        (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS).

*EDWARD C. JOHNSON 3D   PRESIDENT, IS CHAIRMAN, CHIEF             1968
                        EXECUTIVE OFFICER AND A DIRECTOR OF
                        FMR CORP.; A DIRECTOR AND
 (67)                   CHAIRMAN OF THE BOARD AND OF THE
                        EXECUTIVE COMMITTEE OF FMR;
                        CHAIRMAN AND A DIRECTOR OF FMR
                        TEXAS INC., FIDELITY MANAGEMENT &
                        RESEARCH (U.K.) INC., AND FIDELITY
                        MANAGEMENT & RESEARCH (FAR EAST)
                        INC.

E. BRADLEY JONES        PRIOR TO HIS RETIREMENT IN 1984, MR.      1990
                        JONES WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LTV STEEL
 (70)                   COMPANY. HE IS A DIRECTOR OF TRW
                        INC. (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS),
                        CONSOLIDATED RAIL CORPORATION,
                        BIRMINGHAM STEEL CORPORATION, AND
                        RPM, INC. (MANUFACTURER OF
                        CHEMICAL PRODUCTS), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING, 1985-1995),
                        HYSTER-YALE MATERIALS HANDLING, INC.
                        (1985-1995), AND CLEVELAND-CLIFFS
                        INC. (MINING), AND AS A TRUSTEE OF
                        FIRST UNION REAL ESTATE INVESTMENTS.
                        IN ADDITION, HE SERVES AS A TRUSTEE
                        OF THE CLEVELAND CLINIC FOUNDATION,
                        WHERE HE HAS ALSO BEEN A MEMBER
                        OF THE EXECUTIVE COMMITTEE AS WELL
                        AS CHAIRMAN OF THE BOARD AND
                        PRESIDENT, A TRUSTEE AND MEMBER OF
                        THE EXECUTIVE COMMITTEE OF
                        UNIVERSITY SCHOOL (CLEVELAND), AND A
                        TRUSTEE OF CLEVELAND CLINIC FLORIDA.

DONALD J. KIRK          EXECUTIVE-IN-RESIDENCE (1995) AT          1987
                        COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS AND A FINANCIAL
                        CONSULTANT. FROM 1987 TO JANUARY
 (65)                   1995, MR. KIRK WAS A PROFESSOR AT
                        COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS. PRIOR TO 1987,
                        HE WAS CHAIRMAN OF THE FINANCIAL
                        ACCOUNTING STANDARDS BOARD. MR.
                        KIRK IS A DIRECTOR OF GENERAL RE
                        CORPORATION (REINSURANCE), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        VALUATION RESEARCH CORP.
                        (APPRAISALS AND VALUATIONS,
                        1993-1995). IN ADDITION, HE SERVES
                        AS CHAIRMAN OF THE BOARD OF
                        DIRECTORS OF THE NATIONAL ARTS
                        STABILIZATION FUND, CHAIRMAN OF THE
                        BOARD OF TRUSTEES OF THE GREENWICH
                        HOSPITAL ASSOCIATION, A MEMBER OF
                        THE PUBLIC OVERSIGHT BOARD OF THE
                        AMERICAN INSTITUTE OF CERTIFIED
                        PUBLIC ACCOUNTANTS' SEC PRACTICE
                        SECTION (1995), AND AS A PUBLIC
                        GOVERNOR OF THE NATIONAL
                        ASSOCIATION OF SECURITIES DEALERS,
                        INC. (1996).

*PETER S. LYNCH         VICE CHAIRMAN AND DIRECTOR OF FMR         1990
                        (1992). PRIOR TO MAY 31, 1990, HE
                        WAS A DIRECTOR OF FMR AND
 (54)                   EXECUTIVE VICE PRESIDENT OF FMR (A
                        POSITION HE HELD UNTIL MARCH 31,
                        1991); VICE PRESIDENT OF FIDELITY
                        MAGELLAN FUND AND FMR GROWTH
                        GROUP LEADER; AND MANAGING
                        DIRECTOR OF FMR CORP. MR. LYNCH
                        WAS ALSO VICE PRESIDENT OF FIDELITY
                        INVESTMENTS CORPORATE SERVICES
                        (1991-1992). HE IS A DIRECTOR OF
                        W.R. GRACE & CO. (CHEMICALS) AND
                        MORRISON KNUDSEN CORPORATION
                        (ENGINEERING AND CONSTRUCTION). IN
                        ADDITION, HE SERVES AS A TRUSTEE OF
                        BOSTON COLLEGE, MASSACHUSETTS EYE
                        & EAR INFIRMARY, HISTORIC DEERFIELD
                        (1989) AND SOCIETY FOR THE
                        PRESERVATION OF NEW ENGLAND
                        ANTIQUITIES, AND AS AN OVERSEER OF
                        THE MUSEUM OF FINE ARTS OF BOSTON.

WILLIAM O. MCCOY        VICE PRESIDENT OF FINANCE FOR THE         1997
                        UNIVERSITY OF NORTH CAROLINA
                        (16-SCHOOL SYSTEM, 1995). PRIOR TO
 (64)                   HIS RETIREMENT IN DECEMBER 1994, MR.
                        MCCOY WAS VICE CHAIRMAN OF THE
                        BOARD OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS, 1984) AND
                        PRESIDENT OF BELLSOUTH ENTERPRISES
                        (1986). HE IS CURRENTLY A DIRECTOR OF
                        LIBERTY CORPORATION (HOLDING
                        COMPANY, 1984), WEEKS CORPORATION
                        OF ATLANTA (REAL ESTATE, 1994),
                        CAROLINA POWER AND LIGHT COMPANY
                        (ELECTRIC UTILITY, 1996) AND THE KENAN
                        TRANSPORT CO. (1996). PREVIOUSLY, HE
                        WAS A DIRECTOR OF FIRST AMERICAN
                        CORPORATION (BANK HOLDING COMPANY,
                        1979-1996). IN ADDITION, MR. MCCOY
                        SERVES AS A MEMBER OF THE BOARD OF
                        VISITORS FOR THE UNIVERSITY OF NORTH
                        CAROLINA AT CHAPEL HILL (1994) AND FOR
                        THE KENAN-FLAGER BUSINESS SCHOOL
                        (UNIVERSITY OF NORTH CAROLINA AT
                        CHAPEL HILL, 1988).

GERALD C. MCDONOUGH     CHAIRMAN OF G.M. MANAGEMENT               1989
                        GROUP (STRATEGIC ADVISORY SERVICES).
                        PRIOR TO HIS RETIREMENT IN JULY 1988,
 (69)                   HE WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LEASEWAY
                        TRANSPORTATION CORP. (PHYSICAL
                        DISTRIBUTION SERVICES). MR.
                        MCDONOUGH IS A DIRECTOR OF
                        BRUSH-WELLMAN INC. (METAL
                        REFINING), YORK INTERNATIONAL CORP.
                        (AIR CONDITIONING AND REFRIGERATION),
                        COMMERCIAL INTERTECH CORP.
                        (HYDRAULIC SYSTEMS, BUILDING
                        SYSTEMS, AND METAL PRODUCTS,
                        1992), CUNO, INC. (LIQUID AND GAS
                        FILTRATION PRODUCTS, 1996), AND
                        ASSOCIATED ESTATES REALTY
                        CORPORATION (A REAL ESTATE
                        INVESTMENT TRUST, 1993). MR.
                        MCDONOUGH SERVED AS A DIRECTOR OF
                        ACME-CLEVELAND CORP. (METAL
                        WORKING, TELECOMMUNICATIONS, AND
                        ELECTRONIC PRODUCTS) FROM
                        1987-1996.

MARVIN L. MANN          CHAIRMAN OF THE BOARD, PRESIDENT,         1993
                        AND CHIEF EXECUTIVE OFFICER OF
                        LEXMARK INTERNATIONAL, INC. (OFFICE
 (64)                   MACHINES, 1991). PRIOR TO 1991, HE
                        HELD THE POSITIONS OF VICE PRESIDENT
                        OF INTERNATIONAL BUSINESS MACHINES
                        CORPORATION ("IBM") AND PRESIDENT
                        AND GENERAL MANAGER OF VARIOUS
                        IBM DIVISIONS AND SUBSIDIARIES. MR.
                        MANN IS A DIRECTOR OF M.A. HANNA
                        COMPANY (CHEMICALS, 1993) AND
                        INFOMART (MARKETING SERVICES,
                        1991), A TRAMMELL CROW CO. IN
                        ADDITION, HE SERVES AS THE
                        CAMPAIGN VICE CHAIRMAN OF THE
                        TRI-STATE UNITED WAY (1993) AND IS
                        A MEMBER OF THE UNIVERSITY OF
                        ALABAMA PRESIDENT'S CABINET.

*ROBERT C. POZEN        SENIOR VICE PRESIDENT, IS PRESIDENT       1997
                        AND A DIRECTOR OF FMR (1997); AND
                        PRESIDENT AND A DIRECTOR OF FMR
 (51)                   TEXAS INC. (1997), FIDELITY
                        MANAGEMENT & RESEARCH (U.K.) INC.
                        (1997), AND FIDELITY MANAGEMENT &
                        RESEARCH (FAR EAST) INC. (1997).
                        PREVIOUSLY, MR. POZEN SERVED AS
                        GENERAL COUNSEL, MANAGING
                        DIRECTOR, AND SENIOR VICE PRESIDENT
                        OF FMR CORP.

THOMAS R. WILLIAMS      PRESIDENT OF THE WALES GROUP, INC.        1989
                        (MANAGEMENT AND FINANCIAL ADVISORY
                        SERVICES). PRIOR TO RETIRING IN 1987,
                        MR. WILLIAMS SERVED AS CHAIRMAN OF
 (69)                   THE BOARD OF FIRST WACHOVIA
                        CORPORATION (BANK HOLDING
                        COMPANY), AND CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF THE FIRST
                        NATIONAL BANK OF ATLANTA AND FIRST
                        ATLANTA CORPORATION (BANK HOLDING
                        COMPANY). HE IS CURRENTLY A
                        DIRECTOR OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), CONAGRA,
                        INC. (AGRICULTURAL PRODUCTS), FISHER
                        BUSINESS SYSTEMS, INC. (COMPUTER
                        SOFTWARE), GEORGIA POWER COMPANY
                        (ELECTRIC UTILITY), GERBER ALLEY &
                        ASSOCIATES, INC. (COMPUTER
                        SOFTWARE), NATIONAL LIFE INSURANCE
                        COMPANY OF VERMONT, AMERICAN
                        SOFTWARE, INC., AND APPLESOUTH, INC.
                        (RESTAURANTS, 1992).

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
As of August 31, 1997 the nominees, Trustees and officers of the Trust and each fund owned, in the aggregate, less than __% of each fund outstanding shares.]
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of two interested and nine non-interested Trustees, met eleven times during the twelve months ended May 31, 1997. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended May 31, 1997 the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough, Jones and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended May 31, 1997, the committee held three meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
The following table sets forth information describing the compensation of each Trustee or Member of the Advisory Board of each fund for his or her services for the fiscal year ended May 31, 1997 or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

AGGREG       J. Gary     Ral    Phy     Ric     Robe     Edward     E.      Do     Peter    Will   Geral    Ed     Mar
Tho
ATE          Burkhead*   ph     llis    hard    rt       C.         Bra     nal    S.       iam    d C.     war    vin
mas
COMPEN       *#          F.     Bur     J.      M.       Johnson    dley    d      Lynch    O.     McDo     d      L.     R.

SATION                   Cox    ke      Fly     Gates    3d**       Jon     J.     **       Mc     nough    H.     Ma
Willi
FROM A                          Dav     nn      ****                es      Kir             Coy             Mal    nn
ams
FUND                            is      ***                                 k               ***             one

                                                                                            **              ***


Treasury     $           $      $       $       $        $          $       $      $        $      $        $      $      $

[B]C


Domestic

[B]D


Governme

nt[B] E


Money

Market

[B]F


Treasury

Only[B] G


TOTAL             $0     $137   $134    $168        $0       $0     $134    $136       $0   $85,   $136,2   $136   $134
$136,
COMPE                    ,000   ,700    ,000                        ,700    ,200            333    00       ,200   ,700
200
NSATIO

N FROM

THE

FUND

COMPLE

X*, A



* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
****Mr. Gates was appointed to the Board of Trustees of Fidelity Institutional Cash Portfolios effective March 1, 1997.
*****During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees Fidelity Institutional Cash Portfolios effective January 1, 1997.
# J. Gary Burkhead served on the Board of Trustees through August 1, 1997. Effective August 1, 1997, Mr. Burkhead serves as a Member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.]
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.]
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__,] E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $__, Phyllis Burke Davis, $__, Richard J. Flynn, $0, Robert M. Gates, $__, E. Bradley Jones, $__, Donald J. Kirk, $__, William O. McCoy, $__, Gerald C. McDonough, $__, Edward H. Malone, $__, Marvin L. Mann, $__, and Thomas R. Williams, $__.
J For the fiscal year ended May 31, 1997, certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: [trustee name, dollar amount of deferred compensation, fund name]; [trustee name, dollar amount of deferred compensation, fund name]; and [trustee name, dollar amount of deferred compensation, fund name].]
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity Funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Treasury Only and Price Waterhouse LLP has been selected to serve as the independent accountant for Treasury, Government, Domestic and Money Market. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VII, Section 7.01 of the Trust Instrument. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Treasury, Domestic, Government, Money Market, and Treasury Only are funds of Fidelity Institutional Cash Portfolios, an open-end management investment company organized as a Delaware business trust. Shareholders of each class vote separately on matters concerning only that class. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Trust Instrument. Currently, under the Trust Instrument, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Institutional Cash Portfolios, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of a fund may also diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. Currently, since there are only money market funds in the trust, the proposal will not affect the voting rights of fund shareholders on votes requiring trust-wide participation since money market funds are managed to maintain a $1.00 NAV. However, if additional funds with fluctuating NAVs are added to the trust, relative voting rights would be changed under the proposal. To illustrate the potentially disproportionate calculation of voting power currently in place, the table below shows a hypothetical example of a trust with funds with fluctuating NAVs.

Fund   Net Asset Value   $1,000 investment
                         in terms of
                         number of shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00            1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.

 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the funds would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue and on matters affecting only one class, only shareholders of that class vote on the issue. In these instances, under both the current Trust Instrument and an amended
Trust Instrument, all shareholders of the fund or class would have the same voting rights, since the NAV is the same for all shares in a single fund or class.
 AMENDMENT TO THE TRUST INSTRUMENT. Article VII, Section 7.01 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VII, Section 7.01 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS VOTING POWERS
Section 7.01 On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of one or more Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter only affects only the interests of one or more classes of a Series, in which case any such matters shall be voted on by such class or classes. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy, or in any manner provided for in the Bylaws. A proxy may be given in writing.
The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any Bylaws of the Trust to be taken by
Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Trust Instrument will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article VII, Section 7.01 of the Trust Instrument will remain unchanged.
4. TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR TREASURY ONLY.
 Currently, the fund does not have a fundamental investment limitation describing its policy regarding diversification. As required by the 1940 Act, the fund's registration statement states that it is classified as a diversified fund. Pursuant to Section 8(b) of the
1940 Act, a diversified mutual fund must state its policy relating to, among other things, diversification. The Board of Trustees recommends that shareholders vote to adopt the following standard fundamental investment limitation concerning diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The fundamental diversification limit allows each fund to invest up to 25% of its assets in a single issuer. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. In addition, the proposed limitation excludes investment companies from the restrictions entirely thereby allowing the fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, Treasury Only may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. If the proposal is approved the fund may invest up to 25% in the Central Funds in addition to investing directly in money market securities. Although the fund intends to continue to restrict its investments to Treasury obligations and does not plan to invest in the Central Funds or in non-Treasury money market securities, FMR believes that the fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting.
 If the new fundamental limit is adopted as proposed, the Board of Trustees intend to adopt the following non-fundamental diversification limitation for the fund:
 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 Treasury Only will continue to be managed within the regulation limits of the 1940 Act applicable to taxable money market funds. The non-fundamental limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. Treasury Only intends to interpret the fundamental and non-fundamental limitations in accordance with SEC
regulations applicable to money market funds.   Adoption of the
proposed fundamental and non-fundamental limitations would not alter the manner in which the fund is managed nor would it change the types of securities in which the fund is allowed to invest.
 If the proposal is approved, the fundamental diversification limitation cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed limit will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The adopted fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund will not adopt a fundamental diversification limitation.
 5. TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION FOR TREASURY, DOMESTIC, GOVERNMENT AND MONEY MARKET.
 Each fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities)
if, as a result more than 5% of its total assets would be invested in the securities of such issuer; provided, however, that with respect to 25% of its total assets, 10% of its assets may be invested in the securities of an issuer."
The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limit differs from the current limitation in three ways. First, the amended limitation allows each fund to invest up to 25% of its assets in a single issuer rather than the 10% currently permitted. However, SEC regulations applicable to money market funds limit investment in the securities of a single issuer (other than U.S. Government securities) to no more than 5% of a fund's total assets except that a fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. Second, the amended limitation excludes investment companies from the restrictions entirely thereby allowing each fund to invest without limit in securities of other investment companies. Pursuant to an order of exemption granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees. If the proposal is approved each fund may invest up to 25% in the Central Funds in addition to investing directly in money market securities. Although each fund does not currently plan to invest in a Central Fund, and would do so only if FMR determined the investment to be consistent with a fund's investment objective and policies, FMR believes that each fund will benefit by having the Central Funds available as an investment alternative without having to incur the cost of a shareholder meeting. Third, the amended limitation restricts each funds investments to no more than 10% of the voting securities of an issuer with respect to 25% of its assets. Since money market securities are not generally voting securities, this change is not expected to have any impact on each fund or its investments.
 If the new fundamental limit is adopted as proposed, the Board of Trustees intend to adopt the following non-fundamental diversification limitation for each fund:
 "The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.)"
 The non-fundamental limitation reflects the limitations imposed by regulations applicable to taxable money market funds and the SEC exemptive order discussed above. Treasury, Domestic, Government and Money Market intend to interpret the fundamental and non-fundamental limitations in accordance with SEC regulations applicable to money market funds.
 If the proposal is approved, each fund's amended fundamental diversification limitations cannot be changed without the approval of its shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will remain unchanged.
6. TO ADOPT THE STANDARD LIMITATION ON COMMODITIES REQUIRED UNDER THE INVESTMENT COMPANY ACT OF 1940 FOR TREASURY, DOMESTIC, GOVERNMENT AND MONEY MARKET.
 Currently, each fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, each fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities statute, must adopt a stated policy.
 The Trustees recommend that shareholders vote to adopt the following proposed fundamental investment limitation concerning the purchase or sale of commodities:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments."
 The proposed fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. The proposed limitation would not permit each fund to acquire physical commodities directly, but would permit each fund to invest in securities and other instruments backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the proposed limitation would not apply to options and futures contracts on physical commodities.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, the fund will continue its current practice of not purchasing or selling commodities, but will remain without a fundamental investment limitation regarding commodities.
OTHER BUSINESS
 The Board knows of no other business to be brought before the
Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman.  With the exception of Robert C. Pozen, who is proposed for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Thomas D. Maher, Thomas Simpson, Richard A. Silver, Leonard M. Rush, Boyce Greer, Burnell R. Stehman, Robert Litterest, and Robert K. Duby are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Silver, and Mr. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period June 1, 1996 through August 31, 1997, [the following transactions/no transactions] were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR TEXAS
 FMR Texas is a wholly owned subsidiary of FMR formed in 1989 to provide portfolio management services to Fidelity's money market funds and investment advice with respect to money market instruments.
 The Directors of FMR Texas are Edward C. Johnson 3d, Chairman and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and of other funds advised by FMR; Chairman,
Chief Executive Officer, President, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a
Director of FMR; and Chairman and Director of Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East)
Inc. In addition, Mr. Pozen is Senior Vice President of the trust and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR U.K. and FMR Far East. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston,
Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments
Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.
Vote this proxy card TODAY!  Your prompt response will
save Treasury - Class I the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY- CLASS I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury-Class I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175504 /fund# 695]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)


_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[TRES-I-PXC-1097]    [cusip #316175835 /fund# 695]
Vote this proxy card TODAY!  Your prompt response will
save Domestic - Class I  the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  DOMESTIC - CLASS I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Domestic -
Class I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
  [cusip #316175405 /fund# 690]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as      [  ] FOR all           [  ]            1.
     Trustees:   Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.   (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide for           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[DOM-I-PXC-1097] [cusip # 316175405/fund# 690]
Vote this proxy card TODAY!  Your prompt response will
save Government - Class I the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  GOVERNMENT - CLASS I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Government - Class
I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 316175108/fund#057 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all           [  ]            1.
     Trustees:    Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.            (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,       the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams. (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provided              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[GOV-I-PXC-1097]    [cusip # 316175108/fund#057 ]
Vote this proxy card TODAY!  Your prompt response will
save Money Market - Class I the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  MONEY MARKET - CLASS I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Money Market - Class I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175207/fund#059 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees: Ralph F. Cox, Phyllis Burke Davis,          nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[MM-1-PXC-1097]    [cusip #316175207/fund#059 ]
Vote this proxy card TODAY!  Your prompt response will
save Treasury Only - Class I the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL TRUST:  TREASURY ONLY- CLASS I
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury Only - Class I which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #233809300 /fund#680 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

4.    To adopt a fundamental investment limitation           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      concerning diversification for Treasury Only.




[TO-I-PXC-1097]    [cusip #233809300 /fund#680]
Vote this proxy card TODAY!  Your prompt response will
save Treasury - Class II the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY- CLASS II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury-Class II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175835 /fund# 600]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)


_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government, and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government, and Money
      Market.




[TRES-II-PXC-1097]    [cusip #316175835 /fund# 600]
Vote this proxy card TODAY!  Your prompt response will
save Domestic - Class II  the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  DOMESTIC - CLASS II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Domestic -
Class II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
  [cusip # 316175868/fund# 692]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as      [  ] FOR all           [  ]            1.
     Trustees:   Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.   (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide for           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[DOM-II-PXC-1097] [cusip # 316175868/fund# 692]
Vote this proxy card TODAY!  Your prompt response will
save Government - Class II the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  GOVERNMENT - CLASS II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Government - Class II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 316175850/fund#604 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all           [  ]            1.
     Trustees:    Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.            (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,       the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams. (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provided              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[GOV-II-PXC-1097]    [cusip # 316175850/fund#604 ]
Vote this proxy card TODAY!  Your prompt response will
save Money Market - Class II the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  MONEY MARKET - CLASS II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Money Market - Class II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175843/fund#541 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees: Ralph F. Cox, Phyllis Burke Davis,          nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[MM-II-PXC-1097]    [cusip #316175843/fund#541 ]
Vote this proxy card TODAY!  Your prompt response will
save Treasury Only - Class III the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL TRUST:  TREASURY ONLY- CLASS III
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury Only - Class III which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #233809888 /fund#543 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To  ratify the selection of Coopers & Lybrand LLP     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

4.    To adopt a fundamental investment limitation          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      concerning diversification for Treasury Only.




[TO-III-PXC-1097]    [cusip #233809888 /fund#543]
Vote this proxy card TODAY!  Your prompt response will
save Treasury Only - Class II the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL TRUST:  TREASURY ONLY- CLASS II
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury Only - Class II which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #233809805 /fund#542 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

4.    To adopt a fundamental investment limitation           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      concerning diversification for Treasury Only.




[TO-II-PXC-1097]    [cusip #233809805 /fund#542 ]
Vote this proxy card TODAY!  Your prompt response will
save Money Market - Class III the expense of additional mailings. Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  MONEY MARKET - CLASS III
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Money Market - Class III which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at
82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175702/fund#659 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees: Ralph F. Cox, Phyllis Burke Davis,          nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent accounts
      of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[MM-III-PXC-1097]    [cusip #316175702/fund#659]
Vote this proxy card TODAY!  Your prompt response will
save Domestic - Class III  the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  DOMESTIC - CLASS III
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Domestic -
Class III which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
  [cusip # 316175876/fund# 691]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as      [  ] FOR all           [  ]            1.
     Trustees:   Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.   (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To  ratify the selection of Coopers & Lybrand LLP     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide for          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[DOM-III-PXC-1097] [ 316175876/fund# 691]
Vote this proxy card TODAY!  Your prompt response will
save Government - Class III the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:  GOVERNMENT - CLASS III
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough or any one or
more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Government - Class III which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at
82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 316175603/fund#657 ]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as       [  ] FOR all           [  ]            1.
     Trustees:    Ralph F. Cox, Phyllis Burke Davis,      nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.            (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,       the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams. (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To  ratify the selection of Coopers & Lybrand LLP     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provided             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[GOV-III-PXC-1097]    [cusip #  316175603/fund#657]
Vote this proxy card TODAY!  Your prompt response will
save Treasury - Class III the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS: TREASURY- CLASS III
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios: Treasury-Class III which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip #316175884 /fund# 696]

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,         nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.             (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,        the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                 nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)


_____________________________________________________________________
________________________

2.    To  ratify the selection of Coopers & Lybrand LLP     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

5.    To amend the fundamental investment limitation        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.




[TRES-III-PXC-1097]    [cusip #316175884 /fund# 696]

Vote this proxy card TODAY!  Your prompt response will
save your fund
the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- ---------------------------------------------------------------------
- -------------------------
FIDELITY INSTITUTIONAL CASH PORTFOLIOS:   TREASURY, DOMESTIC,
GOVERNMENT, MONEY MARKET, TREASURY ONLY
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Institutional Cash Portfolios as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on December 17, 1997 at 9:45 a.m.
and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- ---------------------------------------------------------------------
- -------------------------

1.   To elect the twelve nominees specified below as        [  ]FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,        nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.            (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,       the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                                nominees.
     L. Mann, Robert C. Pozen, and Thomas R.
     Williams.    (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.    FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Trust Instrument to provide               FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based  voting rights for shareholders of the
      trust.

4.    To adopt a fundamental investment limitation           FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   4.
      concerning diversification for Treasury Only.

5.    To adopt the fundamental investment limitation         FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   5.
      concerning diversification for each of Treasury,
      Domestic, Government and Money Market.

6.    To adopt the standard limitation on commodities        FOR [  ]   AGAINST [  ]    ABSTAIN [ ]   6.
      required under the Investment Company Act of 1940
      for Treasury, Domestic, Government and Money
      Market.
